UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

626 RXR Plaza, 6th Floor Uniondale, New York	11556
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 903-0763

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14(d)-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange of Which Registered
Common Stock, par value $0.0005	PRHP	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 24, 2025, ProPhase Labs, Inc. (the Company) held a Special Meeting of Stockholders. As of the record date, 43,979,017 shares of common stock were outstanding and entitled to vote. A total of 29,829,274 shares were represented in person or by proxy, which satisfied the quorum requirements for the meeting under the Company’s bylaws.

Stockholders considered six proposals. Each proposal received the requisite approval based on the votes cast at the meeting. The voting results reflect strong participation and consistent levels of support across all matters presented. The certified results were as follows:

Proposal 1: Clarification that the Company May Acquire Digital Assets

For: 15,250,528

Against: 582,008

Abstain: 25,697

Broker non votes: 13,971,041

Proposal 2: Creation of a New Class of Digital Treasury Shares

For: 15,194,678

Against: 615,619

Abstain: 47,936

Broker non votes: 13,971,041

Proposal 3: Authorization of the Potential Issuance of Digital Tokens

For: 15,107,219

Against: 618,878

Abstain: 132,136

Broker non votes: 13,971,041

Proposal 4: Authority to Effect One or More Reverse or Forward Stock Splits

For: 27,961,611

Against: 1,791,298

Abstain: 76,365

Proposal 5: Conditional Amendment to Increase Authorized Common Stock

For: 26,259,925

Against: 3,207,117

Abstain: 362,232

Proposal 6: Approval of Adjournment of the Special Meeting
For: 27,932,553

Against: 1,763,485

Abstain: 133,236

All six proposals were approved based on the votes cast. Proposal 4, which authorizes the Company to effect one or more reverse or forward stock splits, also satisfied the approval requirements for charter amendments under Delaware law. Under the General Corporation Law of the State of Delaware, charter amendments require the affirmative vote of a majority of the outstanding shares entitled to vote. Proposal 4 received 27,961,611 votes in favor out of 43,979,017 shares outstanding, which represents approximately 63.57 percent of the outstanding shares and exceeds the required threshold by a significant margin. The Company appreciates the participation and support of its stockholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Ted Karkus
Ted Karkus
Chairman of the Board and Chief Executive Officer

Date: November 26, 2025